Summary Prospectus	April 30, 2026

BTS TACTICAL FIXED INCOME FUND

CLASS A SHARES: BTFAX

CLASS C SHARES: BTFCX

CLASS I SHARES: BTFIX

CLASS R SHARES: BTFRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information both dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.btsfunds.com/resources/fixed-income-literature.html. You can also obtain these documents at no cost by calling 1-877-BTS-9820 or by sending an email request to OrderBTS@ultimusfundsolutions.com.

Investment Objective: The Fund seeks to provide total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 17 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 62 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (if redeemed within 30 days of purchase)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%
Other Expenses	0.72%	0.72%	0.72%	0.72%
Acquired Fund Fees and Expenses(1)	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%	2.33%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$578	$1,002	$1,452	$2,695
Class C	$286	$877	$1,494	$3,157
Class I	$186	$576	$990	$2,148
Class R	$236	$727	$1,245	$2,666
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover was 237% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Fund invests (long or short) at least 80% of its assets in fixed income securities of domestic and foreign issuers or counterparties (“80% investment policy”). The Fund defines fixed income securities to include: (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities (“MBS”), (vi) asset-backed securities (“ABS”), preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income derivatives including options, financial futures, options on futures and swaps, (xi) other evidences of indebtedness; and (xii) other investment companies that invest primarily in fixed income securities. The 80% investment policy can be changed without shareholder approval; however, shareholders would be given at least 60 days’ notice and a change in the 80% policy would also necessitate a change in the Fund name.

BTS Asset Management, Inc. (the “Adviser”) uses an active trading strategy based on a proprietary tactical asset allocation strategy to take advantage of trends and momentum in the market. The Fund will seek primarily to invest in cash equivalents or enter into certain derivative transactions to hedge against adverse price movements when the Adviser believes that the market conditions are unfavorable for investing in fixed income securities. Using this model the Adviser expects the Fund to invest aggressively in securities of a particular fixed income asset category when trends are positive or, conversely, sell securities in that fixed income asset category when trends are unfavorable. The Adviser may engage in frequent trading of the Fund’s portfolio resulting in a higher portfolio turnover rate.

The Adviser’s investment approach includes two primary components:

Defensive Capital Preservation. When the Adviser believes that interest rates will rise or high yield market credit conditions will deteriorate, or adverse market, economic, political, or other conditions exist, investments will be focused in money market instruments and/or defensive positions such as short sales, inverse Underlying Funds (as defined below) or short positions in derivatives. During such periods, the Fund may not be able to achieve its investment objective.

Aggressive Total Return. When the Adviser believes that interest rates will fall or remain steady and/or high yield market credit conditions will improve, investments will be focused in various fixed income securities, including derivatives. These investments produce income and have the potential for capital appreciation generated by declining interest rates and/or improving high yield market credit fundamentals.

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of fixed income securities without restriction as to maturity, credit quality, type of issuer, country or currency.

•	The Fund may invest in bonds issued by the U.S. Government, its agencies and instrumentalities.
•	Debt Securities: The Fund may invest in foreign and domestic debt securities, including corporate debt securities, government and agency debt securities, convertible debt securities, debentures, trust receipts, preferred capital stock, convertible capital stock, and shares of registered open-end and closed-end mutual funds that invest primarily in debt securities.
•	The Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk corporate bonds
— commonly known as “high yield” or “junk” bonds — with medium to low credit quality ratings. High yield bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). High yield bonds have a higher expected rate of default than investment grade bonds.
•	The Fund may invest in lower rated, high yield debt securities directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.
•	The Fund may invest in closed-end and open-end registered investment companies (“Underlying Funds”) to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that a significant portion of the Fund’s assets may be invested in Underlying Funds.

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•	Derivatives: The Fund may invest in credit derivative products to be used by the Fund to gain exposure to specific asset class sectors, such as the high yield bond sector, in order to invest long or short in the specific asset classes. These products include credit default swaps (“CDS”) and credit default swap index products (including CDX index products).
•	Equity Securities: The Fund may also invest up to 20% of its assets in U.S. or foreign equity securities.

The Fund intends to employ leverage (i.e., borrow money from banks, and/or other financial institutions, or other forms of direct and indirect borrowings) and reinvest the proceeds of such borrowings. The use of leverage by the Fund can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. The level of interest rates generally, and the rates at which the Fund can borrow in particular, can affect the operating results of the Fund.

Although the Adviser’s investment strategy contemplates investing entirely in one class of fixed income securities, at times the Fund may be invested across multiple classes.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

•	Credit Default Swap Risk. Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.
•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers. In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond. There is additional risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security. A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.
•	Derivatives Risk. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions may give rise to leverage risk, and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk and liquidity risk.
•	Exchange Traded Funds (“ETFs”) Risk. In addition to investing in other mutual funds, the Fund may also invest in ETFs. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. ETFs shares may trade at a discount or premium to their NAV. An additional risk of investing in ETFs is “Tracking Risk.” That is, investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
•	Fixed Income Risk. When the Fund invests in fixed income securities, derivatives on fixed income securities or Underlying Funds that invest in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Defaults by fixed income issuers in which the Fund invests will also harm performance.
•	Foreign Risk. The Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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•	High-Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Leverage Risk. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified. Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund. Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.
•	Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. For example, the COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Short Selling Risk. The Fund may engage in short selling activities and take short positions in derivatives, which are significantly different from the investment activities commonly associated with conservative fixed income funds.
•	Turnover Risk. The Adviser’s strategy results in a significantly high portfolio turnover rate. A higher portfolio turnover may result in higher transactional and brokerage costs.
•	U.S. Government Securities Risk. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.
•	Underlying Fund Risk. Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on its investments. Certain restrictions of the 1940 Act may limit the Fund’s assets that can be invested in any one registered Underlying Fund. This limit may prevent the Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal. Shares of closed-end funds may trade at a premium or discount to their net asset value per share.
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Performance: The bar chart and table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year for the previous ten years. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The performance information set forth below reflects the historical performance of the Fund shares. Updated performance information is available at no cost by visiting www.btsfunds.com or by calling 1-877-BTS-9820.

Performance Bar Chart For Calendar Years Ended December 31

Class A returns do not reflect sales charges and would be lower if they did.

Best Quarter	1st Quarter 2016	8.12%
Worst Quarter	2nd Quarter 2022	(8.34)%

The following table shows the average annual returns for the Fund over various periods ended December 31, 2025. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Fund for the periods prior to the Reorganization. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

Performance Table
Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class A shares
Return before taxes	(0.90)%	(1.90)%	0.38%
Return without a sales load	2.96%	(1.14)%	0.89%
Return after taxes on distributions	(2.63)%	(3.16)%	(0.87)%
Return after taxes on distributions and sale of Fund Shares	(0.54)%	(1.95)%	(0.23)%
Class C shares
Return before taxes	2.21%	(1.88)%	0.14%
Class I shares
Return before taxes	3.11%	(0.91)%	1.14%
Class R shares
Return before taxes	2.58%	(1.40)%	0.64%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	2.01%

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Index return assumes reinvestment of interest. Investors may not invest in the index directly; unlike the Fund’s returns the index does not reflect any fees or expenses.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). After tax returns for Class C Shares would differ from Class A returns.

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Adviser: BTS Asset Management, Inc.is the Fund’s investment adviser.

Portfolio Managers: Vilis Pasts, Director of Research, Matthew Pasts, Chief Executive Officer, Isaac Braley, President and Henry Pasts, Executive Vice President and Analyst are co-portfolio managers. Vilis Pasts and Matthew Pasts have served the Fund as portfolio managers since it commenced operations in 2013. Mr. Braley has served the Fund as a portfolio manager since 2017. Henry Pasts has served the Fund as a portfolio manager since 2019. All portfolio managers share responsibility for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. Purchases and redemptions may be made by mailing an application or redemption request to BTS Funds c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, by calling 1-877-BTS-9820 or by visiting the Fund’s website www.btsfunds.com. The minimum initial investment in Class A, Class C and Class R shares is $1,000, and the minimum subsequent investment is $100. The minimum initial investment in Class I shares is $100,000, and the minimum subsequent investment is $1,000.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a qualified employee benefit plan, retirement plan or some other tax-deferred account, such as a 401(k) plan or IRA.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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